[GRAPHIC OF L. ROY PAPP]




                              PAPP STOCK FUND, INC.
                                 A No-Load Fund




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000










                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500 STOCK INDEX


                           AVERAGE ANNUAL TOTAL RETURN
                                    1 YEAR       5 YEARS    SINCE INCEPTION
 PAPP STOCK FUND, INC.              16.1%         23.1%           17.4%
 STANDARD &POOR'S 500 STOCK INDEX    7.2%         23.8%           17.4%


[LINE CHART]

  YEAR           PAPP STOCK FUND         STANDARD & POOR'S 500 STOCK INDEX


11/29/89         10,000                  10,000
    1989         10,399                  10,316
    1990         10,669                   9,999
    1991         14,274                  13,049
    1992         16,207                  14,043
    1993         16,474                  15,459
    1994         16,233                  15,663
    1995         21,578                  21,549
    1996         26,276                  26,497
    1997         34,978                  35,335
    1998         44,419                  45,435
    1999         51,077                  54,994
 6/30/00         53,624                  54,763




            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
            ----------------------------------------------------------
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Standard & Poor's 500 Stock Index is an unmanaged market-weighted index that includes the stocks of 500 of the largest U.S. companies. The values shown include reinvested dividends.

                              PAPP STOCK FUND, INC.
                              ---------------------

Dear Fellow Shareholders:

         During much of 1999 and the first few months of 2000 many day-traders and their counterparts in the momentum part of the mutual fund industry became seduced by the lure of quick money to be made in the smaller dot-com and biotechnology companies and bid their prices up to unsustainable levels, while at the same time ignoring the high quality growth stocks in which our Fund invests. Then the speculative bubble burst, many day-traders lost everything, and the momentum mutual fund managers who had climbed aboard the bandwagon saw their extraordinary profits evaporate.

         The predictable result of this disaster, which saw the inflated prices of many hot stocks decline by as much as 80%, was a flight to quality. As the chart on the opposite page indicates, for the six months ended June 30, 2000 our Fund is up 6.9% while the Standard & Poor's 500 Stock Index, against which we measure ourselves, is down 0.4%. Since inception on November 29, 1989 we are up 445.9% while the S&P 500 is up 447.3%.

         Again, we would like to repeat what we have said before: Papp Stock Fund is designed to represent a complete investment program for the common stock portion of an investment program. It is designed for the long-term investor (at least three to five years) and is inappropriate for those with a short time horizon. The Fund is not designed to be a high performance vehicle, with the attendant risks. It is designed to provide the investors with a very high quality group of common stocks that may be held for many years. Accordingly, portfolio turnover is generally low and the Fund is considered to be relatively tax efficient.

         We purchase a diversified list of growth stocks. We attempt to buy companies at a price, relative to the market as a whole, that does not reflect the superiority of that particular company. Among the factors we consider are earnings growth over extended periods of time, above average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

         The majority of the companies we own are large multi-nationals because we believe that the greatest growth in the years ahead will be found in the globalization of the world's economies. But, we also own a number of large companies that confine their activities to the United States. Finally, we own some mid-sized companies that fit our investment criteria.

         We continue to believe that, as in the past, well-selected common stocks will provide a better long-term result than other forms of investment. For those who agree with our belief, Papp Stock Fund is an appropriate investment with a proven record.

                                                     Warmest regards,



                                                     L. Roy Papp, Chairman
                                                     July 28, 2000

P.S. On June 30, the Fund distributed $1.80 per share to shareholders of record June 28 from net long-term capital gains realized in 2000. For those who reinvest, the distribution simply results in a greater number of shares with a lesser value per share.




                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
                                                                                  Number              Market
                          Common Stocks                                        of Shares               Value
--------------------------------------------------------------------------    ------------       -----------


Financial Services (18.7%)
   General Electric Co.
      (Diversified financial and industrial company)                             109,000          $5,777,000
   Northern Trust Corporation
      (Bank specializing in trust services)                                       68,000           4,424,250
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                100,200          10,627,463
                                                                                                  ----------
                                                                                                  20,828,713
                                                                                                  ----------
Computer Equipment (16.6%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                         49,000           6,118,875
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                           86,000          11,497,125
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                      8,600             942,238
                                                                                                  ----------
                                                                                                  18,558,238
                                                                                                  ----------
Industrial Services (10.8%)
   G&K Services Inc., Class A
      (Uniform rental service)                                                    83,000           2,080,187
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                           175,000           7,525,000
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                            27,000           2,404,687
                                                                                                  ----------
                                                                                                  12,009,874
                                                                                                  ----------
Electronic Equipment (8.9%)
   American Power Conversion*
      (Leading producer of uninterruptible power supply products)                194,000           7,917,625
   Molex, Inc.
      (Supplier of interconnection products)                                      58,000           2,030,000
                                                                                                  ----------
                                                                                                   9,947,625
                                                                                                  ----------
Software (8.0%)
   Microsoft Corporation*
      (Personal computer software)                                               111,000           8,880,000
                                                                                                  ----------

Pharmaceutical (7.4%)
   American Home Products Corporation
      (Prescription pharmaceuticals)                                              17,500           1,028,125
   Merck & Company
      (Prescription pharmaceuticals)                                              95,000           7,279,375
                                                                                                  ----------
                                                                                                   8,307,500
                                                                                                  ----------


*Non-income producing security.
The accompanying notes are an integral part of this financial statement.

                                       4



                              PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

                           Common Stocks (continued)                          Number of Shares   Market Value
--------------------------------------------------------------------------    ----------------   ------------


Medical Products (6.1%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                           137,000          $6,824,312
                                                                                                ------------

Specialty Retailing (5.7%)
   Walgreen Company
      (Retail drug store chain)                                                  100,000           3,218,750
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                                 54,000           3,111,750
                                                                                                ------------
                                                                                                   6,330,500
                                                                                                ------------
Investment Management (5.3%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                              140,000           5,950,000
                                                                                                ------------

Restaurants (4.0%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                    138,000           4,545,375
                                                                                                ------------

Consumer Products (4.0%)
   Clorox Company
      (Manufacturer of bleach and other consumer products)                       100,000           4,481,250
                                                                                                ------------

Financial Processing (2.1%)
   Automatic Data Processing, Inc.
      (Leading provider of computing and data processing services)                31,500           1,687,218
   First Data Corp
      (Leading provider of credit card processing and money transfer services)    14,000             694,750
                                                                                                ------------
                                                                                                   2,381,968
                                                                                                ------------
Instruments & Testing (1.3%)
    Agilent Technologies, Inc.*
      (Designs and manufactures test and measurment systems for the
      electronics and healthcare industries)                                      19,070           1,406,413
                                                                                                ------------

Telecommunications (0.9%)
    Motorola, Inc.
      (Manufacturer of communication equipment)                                   36,000           1,046,251
                                                                                                ------------


Total Common Stocks - 99.8%                                                                      111,498,019
Cash and Other Assets, Less Liabilities - 0.2%                                                       176,470
                                                                                                ------------
Net Assets - 100%                                                                               $111,674,489
                                                                                                ============

Net Asset Value Per Share
(Based on 2,581,203 shares outstanding at June 30, 2000)                                        $      43.26
                                                                                                ============

*Non-income producing security
The accompanying notes are an integral part of this financial statement.



                             PAPP STOCK FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)


                                     ASSETS


Investment in securities at market value (original
  cost $36,322,868 at June 30, 2000) (Note 1)                     $111,498,019
Cash                                                                   201,317
Dividends and interest receivable                                       88,861
                                                                  ------------
            Total assets                                          $111,788,197
                                                                  ============


                                  LIABILITIES

Accrued expenses                                                  $    113,708
                                                                  ============


                                   NET ASSETS

Paid-in capital                                                   $ 37,476,917
Accumulated undistributed net realized gain
  on sale of investments                                                (1,258)
Accumulated undistributed net investment loss                         (976,321)
Net unrealized gain on investments                                  75,175,151
                                                                  ------------
            Net assets applicable to Fund shares outstanding      $111,674,489
                                                                  ============

Fund shares outstanding                                              2,581,203
                                                                  ============
Net Asset Value Per Share (net assets/shares
   outstanding)                                                   $      43.26
                                                                  ============


    The accompanying notes are an integral part of this financial statement.



                             PAPP STOCK FUND, INC.
                            STATEMENT OF OPERATIONS
                                 JUNE 30, 2000
                                  (UNAUDITED)


INVESTMENT INCOME:
   Dividends                                                      $    301,625
   Interest                                                             19,315
                                                                  ------------

          Total investment income                                      320,940
                                                                  ------------

EXPENSES:
   Management fee (Note 3)                                             520,402
   Filing fees                                                          19,665
   Auditing fees                                                         8,200
   Legal fees                                                            5,109
   Printing and postage fees                                             5,018
   Transfer agent fees                                                   4,958
   Custodial fees                                                        4,942
   Directors' attendance fees                                            3,200
   Other fees                                                           26,514
                                                                  ------------

          Total expenses                                               598,008
                                                                  ------------

     Net investment loss                                              (277,068)
                                                                  ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
   Proceeds from sales of securities                                 8,451,317
   Cost of securities sold                                          (3,973,571)
                                                                  ------------
   Net realized gain on investments sold                             4,477,746

   Net change in unrealized gain on investments                      3,034,206

   Net realized and unrealized gain on investments                   7,511,952
                                                                  ------------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 $  7,234,884
                                                                  ============

The accompanying notes are an integral part of this financial statement.




                             PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2000 AND
                        THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


                                                                    2000                      1999
                                                                -----------              -------------


FROM OPERATIONS:
   Net investment loss                                          $  (277,068)              $   (365,236)
   Net realized gain on investments sold                          4,477,746                  1,866,374
   Net change in unrealized gain on investments                   3,034,206                 12,319,702
                                                                -----------               -------------
         Increase in net assets resulting
           from operations                                        7,234,884                 13,820,840
                                                                -----------               -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                  -                          -
   Net realized gain on investments sold                         (4,479,004)                (1,867,963)
                                                                -----------               ------------
         Decrease in net assets resulting from
           distributions to shareholders                         (4,479,004)                (1,867,963)
                                                                -----------               ------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                   14,870,576                14,327,952
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investments sold         4,060,927                 1,722,264
 Payments for redemption of shares                               (15,114,358)              (21,509,962)
                                                                ------------              ------------

         Increase/(decrease) in net assets resulting
           from shareholder transactions                           3,817,145                (5,459,746)
                                                                ------------              ------------

Total increase in net assets                                       6,573,025                 6,493,131

Net assets at beginning of the period                            105,101,464                98,608,333
                                                                ------------              ------------

Net assets at end of period                                     $111,674,489              $105,101,464
                                                                ============              ============


The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                   (UNAUDITED)

(1)   SIGNIFICANT ACCOUNTING POLICIES:
Papp Stock Fund, Inc., formerly The L. Roy Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES
For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:
Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of $1.80 a share, aggregating $4,479,004. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $.76 a share, aggregating $1,867,963. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

(3)   TRANSACTIONS WITH AFFILIATES:
The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $4,958 in 2000 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:
For the six months ended June 30, 2000 and the year ended December 31, 1999 investment transactions excluding short-term investments were as follows:

                             2000                         1999
                           ----------                 ----------
Purchases at cost          $7,467,609                 $6,379,785
Sales                       8,451,317                 13,935,942


(5)   CAPITAL SHARE TRANSACTIONS:
At June 30, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                Proceeds            Shares
                                             -----------       -----------
Six months ended June 30, 2000
Shares issued                                $14,870,576           344,643
Distributions reinvested                       4,060,927            95,844
Shares redeemed                              (15,114,358)         (349,750)
                                             -----------       -----------
  Net increase                               $ 3,817,145            90,737
                                             ===========       ===========

Year ended December 31, 1999
Shares issued                                $14,327,952           382,946
Distributions reinvested                       1,722,264            40,797
Shares redeemed                              (21,509,962)         (573,006)
                                             -----------       -----------
  Net decrease                               $(5,459,746)         (149,263)
                                             ===========       ===========



(6)   UNREALIZED APPRECIATION:
Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                         2000                      1999
                                    -------------              ------------

Market value                        $111,498,019               $104,969,775
Original cost                        (36,322,868)               (32,828,830)
                                    ------------               ------------
  Net unrealized appreciation       $ 75,175,151               $ 72,140,945
                                    ============               ============


As of June 30, 2000, gross unrealized gains on investments in which market value exceeded cost totaled $75,330,600 and gross unrealized losses on investments in which cost exceeded market value totaled $155,449.

As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $72,140,945. There were no gross unrealized losses on any of the Fund's investments at December 31, 1999.

(7) SELECTED FINANCIAL HIGHLIGHTS:
The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                                          Six Months Ended
                                             June 30,                          Year Ended December 31,
                                              2000         1999             1998           1997            1996           1995
                                         -----------    -----------      -----------    -----------     -----------    -----------


Net asset value, beginning of period    $      42.20   $      37.36      $     29.78    $     22.70     $     19.29    $     14.63
Income from operations:
   Net investment (loss)/income                (0.10)         (0.15)           (0.09)         (0.04)           0.01           0.07
   Net realized and unrealized gain
      on investments                            2.96           5.75             8.13           7.55            4.16           4.73
                                        ------------   ------------      -----------    -----------     -----------    -----------

         Total from operations                  2.86           5.60             8.04         7.51              4.17           4.80

Less distributions:
   Dividend from net investment
      Income                                       -              -                -              -           (0.01)         (0.07)
   Distribution of net realized gain           (1.80)         (0.76)           (0.46)         (0.43)          (0.75)         (0.07)
                                        ------------   ------------      -----------    -----------     -----------    -----------

         Total distributions                   (1.80)         (0.76)           (0.46)         (0.43)          (0.76)         (0.14)

Net asset value, end of period          $      43.26   $      42.20      $     37.36    $     29.78     $     22.70    $     19.29
                                        ============   ============      ===========    ===========     ===========    ===========

         Total return                          6.87%         14.99%           26.99%         33.12%          21.77%         32.93%
                                        ============   ============      ===========    ===========     ===========    ===========

Ratios/Supplemental Data:
   Net assets, end of period            $111,674,489   $105,101,464      $98,608,333    $79,820,068     $53,277,087    $44,508,543
   Expenses to average net
      assets                                   1.15%*         1.09%            1.10%          1.12%           1.16%          1.17%
   Investment income to
      average net assets (A)                   0.61%*         0.71%            0.82%          1.00%           1.19%          1.60%
   Portfolio turnover rate                    14.26%*         6.60%            9.74%          6.19%          14.47%         22.39%


*Annualized
(A) Computed giving effect to investment adviser's expense limitation undertaking.

                              PAPP STOCK FUND, INC.


                                    DIRECTORS

 James K. Ballinger                                   L. Roy Papp
 Amy S. Clague                                        Rosellen C. Papp
 Robert L. Mueller                                    Bruce C. Williams
 Harry A. Papp

                                    OFFICERS

 Chairman - L. Roy Papp                               President - Harry A. Papp

                                 VICE PRESIDENTS

 Victoria S. Cavallero                                Julie A. Hein
 George D. Clark, Jr.                                 Robert L. Mueller
 Jeffrey N. Edwards                                   Rosellen C. Papp
 Robert L. Hawley                                     Bruce C. Williams



                          SECRETARY - Robert L. Mueller
                          TREASURER - Rosellen C. Papp
                       ASSISTANT TREASURER - Julie A. Hein

                               INVESTMENT ADVISER

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN

                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL

                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.